UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2005

Boston Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06533	87-0277826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Newbury Street, 5th Floor, Boston, MA 02116

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code (617) 425-0200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 8, 2005, Boston Life Sciences, Inc., a Delaware corporation (the “Registrant”), received a Staff Determination from The Nasdaq Stock Market indicating that its common stock was no longer eligible to be listed on The Nasdaq SmallCap Market because its common stock closed below $1.00 per share for a period of 30 consecutive business days prior to August 9, 2004, and therefore did not meet the continued inclusion requirement set forth in Nasdaq Marketplace Rule 4310(c)(4). In accordance with Nasdaq Marketplace Rule 4310(c)(8)(D), the Registrant was provided 180 calendar days, or until February 7, 2005, to demonstrate compliance with the rule. The Registrant’s common stock did not meet the $1.00 minimum closing bid price for a minimum of ten consecutive business days, it is subject to delisting from The Nasdaq SmallCap Market at the opening of business on February 17, 2005. The Registrant will request a hearing before the Nasdaq Listing Qualifications Panel (the “Panel”) to review the Staff Determination. There can be no assurance that the Panel will grant the Registrant’s request for continued listing. The Registrant’s common stock will remain listed on The Nasdaq SmallCap Market pending the outcome of the hearing.

In an effort to regain compliance with the continued listing standards for Nasdaq SmallCap issuers, the Company effected a one-for-five reverse stock split effective on February 4, 2005. The Company believes that if its common stock continues to trade above the $1.00 minimum bid price for a period of at least ten trading days as required by the Nasdaq Marketplace Rules, Nasdaq may, in its sole discretion, determine that the Registrant has regained compliance with the minimum bid price requirement and eliminate the need for a formal hearing. Since February 7, 2005, the Company’s common stock has closed above the required $1.00 minimum bid price; however, there can be no assurance that the Company’s common stock will continue to close above the required $1.00 minimum bid price or that the Company will meet the other requirements for continued listing on The Nasdaq SmallCap Market.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boston Life Sciences, Inc.
By:	/s/ Joseph Hernon
Joseph Hernon
Chief Financial Officer and Secretary

Dated: February 14, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Boston Life Sciences, Inc. on February 11, 2005.